SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant         X
                               ---
Filed by a Party other than  the Registrant

Check the appropriate box:


         Preliminary Proxy Statement
     X   Definitive Proxy Statement
    ---
         Definitive Additional Materials
         Soliciting Material Under Rule 14a-12
         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                              IEC Electronics Corp.
                (Name of Registrant as Specified in Its Charter)


   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  X    No fee required
 ---
       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:



     (2) Aggregate number of securities to which transaction applies:




     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):




     (4) Proposed maximum aggregate value of transaction:



     (5) Total fee paid:



     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.

         (3)      Filing party:

         (4)      Date filed:

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  To Be Held on
                                January 21, 2004

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of IEC Electronics Corp. The meeting will be held on Wednesday, January 21, 2004, at 9:00 a.m. local time at our offices, 105 Norton Street, Newark, New York for the following purposes:

     1. To elect seven (7) directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The record date for the annual meeting is December 24, 2003. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed

     By Order of the Board of Directors


                Martin S. Weingarten,
                Secretary


DATED: January 2, 2004
       Newark, New York



     You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                                 PROXY STATEMENT
                     FOR 2004 ANNUAL MEETING OF STOCKHOLDERS


           QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
           ----------------------------------------------------------


WHY AM I RECEIVING THESE MATERIALS?

     We are sending you this proxy statement and the enclosed proxy card because the board of directors of IEC Electronics Corp. ("IEC", the "Company", "we", "our", "us"). is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. We invite you to attend the annual meeting and request that you vote on the proposal described in this proxy statement. The meeting will be held on Wednesday, January 21, 2004 at 9 a.m. local time at our office, 105 Norton Street, Newark, New York. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

     We are mailing this proxy statement, the accompanying proxy card, and our Annual Report to Stockholders for the fiscal year ending September 30, 2003 ("Fiscal 2003") on or about January 2, 2004 to all stockholders of record entitled to vote at the annual meeting.


WHO CAN VOTE AT THE ANNNUAL MEETING?

     Only stockholders of record at the close of business on December 24, 2003 will be entitled to vote at the annual meeting. On this record date, there were approximately 8,056,960 shares of common stock outstanding and entitled to vote.


        Stockholder of Record: Shares Registered in Your Name
        -----------------------------------------------------

     If on December 24, 2003, your shares were registered directly in your name with our transfer agent, Mellon Investor Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

      Beneficial Owner: Shares Registered in the Name of a Broker or Bank
      -------------------------------------------------------------------

     If on December 24, 2003, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.


WHAT AM I VOTING ON?

     There is one matter scheduled for a vote: the election of seven directors to serve until the 2005 Annual Meeting of Stockholders. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on.. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.


HOW DO I VOTE?

     You may either vote "For" all the nominees to the board of directors or you may abstain from voting for any nominee you specify. The procedures for voting are set forth below:

             Stockholder of Record: Shares Registered in Your Name
             -----------------------------------------------------

     If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

     * To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

     * To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

       Beneficial Owner: Shares Registered in the Name of Broker or Bank
       -----------------------------------------------------------------

     If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.


HOW MANY VOTES DO I HAVE?

     On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 24, 2003.


WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

     If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of the seven nominees for director. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.


WHO IS PAYING FOR THIS PROXY SOLICITATION?

     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.


WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card to ensure that all of your shares are voted.


CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

     Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

     * You may submit another properly completed proxy card with a later date.

     * You may send a written notice that you are revoking your proxy to Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

     * You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.


HOW ARE THESE VOTES COUNTED?

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withheld" votes, abstentions and broker non-votes. "Broker non-votes" occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will have no effect on the election of directors. Abstentions or broker non-votes will not be counted for or against any other matter that may be acted on at the meeting.


HOW MANY VOTES ARE NEEDED TO APPROVE PROPOSAL NO. 1?

     To be approved, Proposal No. 1, the election of directors, the seven nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented at the meeting or by proxy. On the record date, there were approximately 8,056,960 shares outstanding and entitled to vote.

     Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

     Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter ending March 26, 2004.


WHEN ARE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

     At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

     Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. To be considered for inclusion in next year's proxy materials, you must submit your proposal in writing by September 13, 2004 to our Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

     In addition, our by-laws also provide that in order for business to be brought before an annual meeting of stockholders, you must deliver written notice to our Secretary not less than 90 days prior to the date of the meeting. The notice must set forth your name, address and number of shares of stock you hold, a representation that you intend to appear in person or by proxy at the meeting to make the proposal, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2004 annual meeting. For the 2005 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 24, 2004.

     Our by-laws also provide that if you intend to nominate a candidate for election as a director, you must deliver written notice of your intent to our Secretary. The notice must be delivered not less than 90 days before the date of a meeting of stockholders. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a representation that you intend to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee's business address and experience during the past five years, any other directorships held by the nominee, the nominee's involvement in certain legal proceedings during the past five years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2004 Annual
Meeting. For the 2005 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 24, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information regarding the beneficial ownership of our common stock as of December 1, 2003 by
(i) each person known by us to beneficially own more than 5% of our outstanding shares, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table who were serving as executive officers on September 30, 2003, and (iv) all our directors and officers as a group. The information as to each person has been furnished by such person, and, except as noted, each person named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned.



Name of Beneficial         Shares Beneficially        Percent of Shares
Owner                      Owned(1)                   Benefically Owned(1)
------------------         -------------------        --------------------

David J. Beaubien*            60,365(2)                         +

W. Barry Gilbert*            207,116(3)                      2.54%

Robert P. B. Kidd*            81,521(2)                      1.01%

Eben S. Moulton*             309,386(2)                      3.84%

Dermott O'Flanagan*          201,814(4)                      2.50%

James C. Rowe*               210,278(5)                      2.61%

Justin L. Vigdor*            211,326(2)                      2.62%

Bill R. Anderson             140,000(6)                      1.71%

Brian H. Davis                10,000(7)                         +

All directors and executive
officers as a group
(9 persons)                1,431,806(8)                     17.04%


*Member of Board of Directors of the Company
+Less than 1%

     (1) Applicable percentages are based on 8,051,210 shares outstanding on December 1, 2003, adjusted as required by rules promulgated by the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock issuable pursuant to options held by that person that are currently exercisable or exercisable within 60 days of December 1, 2003 ("options currently exercisable") are deemed to be beneficially owned. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

     (2) Includes 14,001 shares subject to options currently exercisable.

     (3) Includes 84,544 shares held by Mr. Gilbert's wife and 112,334 shares subject to options currently exercisable.

     (4) Includes 15,501 shares subject to options currently exercisable.

     (5) Includes 17,501 shares subject to options currently exercisable and 185,131 shares held by Mr. Rowe's 401(k) Plan.

     (6) Includes 140,000 shares subject to options currently exercisable.

     (7) Includes 10,000 shares subject to options currently exercisable.

     (8) Includes 351,340 shares subject to options currently exercisable.

                              ELECTION OF DIRECTORS

                                  (Proposal 1)

     The number of directors is established by the board and is currently set at seven. At this annual meeting, seven persons will be nominated as directors. All the nominees for director are incumbent directors and were elected at the last annual meeting.

     Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board or (ii) by any stockholder who has complied with the notice procedures set forth in our bylaws. Stockholders who wish to communicate with the board concerning potential director candidates may do so by corresponding with our Secretary as set forth in the section entitled "Questions and Answers About This Proxy Material and Voting - When are stockholder proposals due for next year's annual meeting?"

     It is intended that the accompanying proxy will be voted in favor of the persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

     For the election of directors, only proxies and ballots marked "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominees.

     The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director's death, resignation or removal.

     The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors
----------------------------------

     The names of the nominees, their ages as of December 1, 2003, and certain information about them are set forth below.

     DAVID J. BEAUBIEN, 69, a director since October 1990, has been a director and chairman of Yankee Environmental Systems, Inc., Turners Falls, Massachusetts, a manufacturer of Solar Radiation Monitoring Instruments, since 1990. Prior thereto, he was Senior Vice President of EG & G, Inc., Wellesley, Massachusetts, a manufacturer of Scientific Instruments and manager of U.S. Government facilities from 1967 until his retirement in January 1991. He is also an independent director of UBS Global Asset Management Funds, New York, New York.

     W. BARRY GILBERT, 57, has served as our Acting Chief Executive Officer since June 2002. He has been a director of the Company since February 1993 and Chairman of the Board since February 2001. He is also an adjunct faculty member at the William E. Simon Graduate School of Management of the University of Rochester. From 1991 until 1999, he was President of the Thermal Management Group of Bowthorpe Plc. of Crawley, West Sussex, England. Prior to that time he was corporate Vice President and President, Analytical Products Division of Milton Roy Company, a manufacturer of analytical instrumentation. Mr. Gilbert is also on the advisory boards of several privately-held companies.

     ROBERT P.B. KIDD, 70, has served as a director since its formation in 1966 and has been an insurance agent since 1961. From September 1995 until August 1998, Mr. Kidd was President of Blue Water Insurance, Inc., Jupiter, Florida, a marine insurance company. Prior thereto, he was a Vice President of Lawrence United Corporation, an insurance agency and a division of the Lawrence Group.

     EBEN S. MOULTON, 57, a director since November 1992, has served as President of Seacoast Capital Corporation, Danvers, Massachusetts, an investment firm, since 1994 and as President of Signal Capital Corporation, Danvers, Massachusetts, a financial services corporation, since 1988. Mr. Moulton is a director of Seacoast Capital Corporation and Unitil Corporation, Hampton, New Hampshire, a utility company. He is also a director of several privately-held companies.

DERMOTT  O'FLANAGAN,  51, a  director  since  July 10,  2000,  is a private investor. From 1995 until April 2000, he was President of Dovatron International, an electronics contract manufacturer based in Niwot, Colorado. From 1992 to 1996, he was Managing Director of Dovatron Ireland Ltd., and from 1983 to 1991, he held various management positions with Western Digital Corporation, an electronics manufacturer. Mr. O'Flanagan is also a director of Manufacturers' Services, Ltd., a provider of advanced electronics manufacturing services, headquartered in Concord, Massachusetts.

     JAMES C. ROWE, 55, a director since January 7, 2000, has served as President of Rowe & Company LLC, Milwaukee, Wisconsin, a merchant banking firm, since April 1994. From April 1972 through March 1994, Mr. Rowe was a director and Vice President of Lubar & Co., Incorporated, Milwaukee, Wisconsin, a merchant banking firm. Mr. Rowe is a director of several privately held companies.

     JUSTIN L. VIGDOR, 74, is our Assistant Secretary and has served as a director since 1968. He has been an attorney since 1951 and is senior counsel to the law firm of Boylan, Brown, Code, Vigdor & Wilson, LLP, Rochester, New York, our counsel.

Information Regarding the Board and its Committees
--------------------------------------------------

     During Fiscal 2003, our board held two in-person regular meetings and five telephonic meetings, and acted by unanimous written consent four times.

     During Fiscal 2003, each director, except Mr. Kidd, attended more than 75% of the meetings of the board and the committees upon which such director served. Mr. Kidd attended 64% of such meetings

     Our board has an audit committee, a compensation committee, a corporate governance committee and an executive committee. We have no standing nominating committee; its functions are the responsibility of the corporate governance committee.

     The audit committee oversees our corporate accounting and financial reporting processes. On August 18, 2003, the audit committee approved and recommended for adoption by the board an Amended and Restated Charter, containing certain amendments and clarifications it deemed advisable in light of current and proposed changes to applicable regulations of the Securities and Exchange Commission. The Amended and Restated Charter, attached as Appendix A hereto, was approved by the full board of directors on August 19, 2003. Pursuant to the Amended and Restated Charter, the audit committee is responsible for the appointment, dismissal, compensation and oversight of our independent auditors, including the engagement of our auditors for the next fiscal year, the review with the independent auditors and approval of the plan of the auditing engagement, the review with the independent auditors of the results of their audit, the review of the scope and results of the evaluation of our procedures for internal auditing, t he inquiry as to the adequacy of our internal accounting controls and our disclosure controls and procedures, the approval of audit and non-audit services to be provided to us by the independent auditors, and overseeing compliance matters for us. The audit committee also reviews with financial management and the independent auditors our annual report on Form 10-K and the interim financial statements prior to the filing of our quarterly reports on Form 10-Q. The audit committee also monitors compliance with our Code of Conduct, our conflict of interest policy and our policy concerning trading in our securities. The minutes of audit committee meetings, as well as all of the recommendations of the audit committee, are submitted to the full board. In Fiscal 2003, the audit committee, whose current members are Messrs. Rowe (Chairman), Kidd and Beaubien, held four meetings and acted by unanimous written consent three times. The board of directors has determined that in its judgment each member of the audit co mmittee meets the applicable laws and regulations regarding "independence" and that Mr. Rowe qualifies as an audit committee financial expert in accordance with the applicable rules and regulations of the SEC.

     The compensation committee reviews and approves our compensation philosophy covering executive officers and other key management employees, reviews the competitiveness of our total compensation practices, reviews and approves the terms and conditions of proposed incentive plans applicable to executive officers and other key employees, approves and administers our stock option plans, reviews and makes recommendations with respect to management compensation, including salaries and bonus awards, examines the impact and effect of various benefits and incentive plans and reviews and recommends changes or amendments to such programs to the board, and reviews and approves hiring and severance arrangements with executive officers. In Fiscal 2003, the compensation committee held several informal meetings and acted by unanimous written consent three times. The members of the compensation committee are Messrs. Beaubien (Chairman), O'Flanagan and Rowe.

     The corporate governance committee reviews and makes recommendations to the board regarding board size, composition, compensation and structure and the compensation and duties of board committees, develops policies relating to the recruitment of directors and performs the functions of a nominating committee, ensures that mechanisms exist for the evaluation of the Chief Executive Officer and for a self-evaluation of the board's effectiveness, and receives periodically from the Chief Executive Officer recommendations relating to the development of executive talent, management succession and our executive management needs. In Fiscal 2003, the corporate governance committee did not meet; its functions were handled by the full board. Members of the corporate governance committee are Messrs. Moulton (Chairman), O'Flanagan and Vigdor.

     The executive committee exercises the powers of the board in the interval between regular meetings of the full board. In Fiscal 2003, the executive committee, whose current members are Messrs. Gilbert, Moulton and Rowe, held several informal telephonic meetings.

Compensation of Directors
-------------------------

     Each of our non-employee directors receives an annual retainer of $8,000, payable in four equal quarterly installments. In addition, each non-employee director is paid $1,000 for each in-person meeting of the board attended. Directors are also reimbursed for their expenses in attending board meetings. No fees are paid to non-employee directors for telephonic board meetings or for attendance at committee meetings. The chairmen of the audit and compensation committees each receive an additional $750 per quarter. Employee directors are not compensated for their service on the board or on committees of the board. For the last three quarters of Fiscal 2003 the non-employee directors received an aggregate of $44,000, which was paid in both cash and shares of common stock. No fees were paid to the non-employee directors for the first quarter of Fiscal 2003. The fees for that quarter together with the fees for Fiscal 2002, which had not previously been paid to the non-employee directors, were deferred by th e directors and are evidenced by our promissory notes dated in December 2002. These deferred fees are payable in twenty-four equal monthly installments, which commenced in January 17, 2003. In Fiscal 2003, the non-employee directors received an aggregate of $31,570 pursuant to this payment arrangement.

     Non-employee directors may also receive consulting fees for special projects requested by management or by the board. No such fees were paid to the non-employee directors in Fiscal 2003. In addition, pursuant to a resolution adopted by the board on October 31, 2000, if a non-employee director retires from the board after having served at least five years as a director, such director is entitled to receive the equivalent of one year's annual retainer fee ($8,000) in the form of shares of common stock. No director retired in Fiscal 2003.

     Our 2001 Stock Option and Incentive Plan (the "2001 Plan"), which was approved by the stockholders at the 2002 annual meeting, authorizes the granting of non-statutory stock options to the non-employee directors in such amounts and at such times as may be determined by the board of directors. Pursuant to the 2001 Plan, a non-statutory stock option ("NSO") for 5,000 shares was granted to each of the non-employee directors on March 12, 2003 at an exercise price of $0.20 per share (the fair market value of our shares on the date of grant). Said NSOs vest in three equal installments on September 12, 2003, March 12, 2004 and March 12, 2005, respectively, and terminate on March 11, 2008.

     All of our directors, except Mr. Gilbert, are non-employee directors.

                         EXECUTIVE OFFICER COMPENSATION

                           Summary Compensation Table

     The following table shows for the fiscal years ended September 30, 2003, 2002 and 2001, compensation awarded or paid to, or earned by, our acting Chief Executive Officer and our other two executive officers at September 30, 2003 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE



                                                                                                       All Other
                                Annual                                             Long-Term         Compensation
                              Compensation                                        Compensation           ($)(3)
--------------------------------------------------------------------------------  ------------       ------------
                                                                                     Awards
                                                                                     ------
                                                                                   Securities
Name & Principal                         Salary         Bonus       Other Annual   Underlying
Position                        Year       ($)          ($)(1)         ($)(2)      Options (#)
--------------------            ----    --------       --------     ------------   -----------
W. Barry Gilbert (4)            2003    $118,501        $57,500               -        375,000              -
Acting Chief Executive          2002      44,846              -               -                             -
Officer & Chairman of
the Board

Bill R. Anderson (5)            2003   $144,399         $17,500               -         60,000              -
Vice President and              2002    145,385               -               -        100,000              -
and Chief Operating Officer     2001     83,077          45,833               -         70,000          4,863

Brian H. Davis (6)              2003   $ 55,288         $ 4,000               -         40,000              -
Vice President, Chief
Financial Officer & Controller



     (1) For Fiscal 2002, no bonuses were paid to any officer or employee. For Fiscal 2001, $25,000 of the bonus received by Mr. Anderson was a hiring bonus and $20,833 was an incentive award.

     (2) None of the Named Executive Officers received personal benefits in excess of the lesser of $50,000 or 10% of such individual's reported salary for Fiscal 2003, 2002 and 2001.

     (3) For Fiscal 2001, the amount in this column represents matching contributions made in connection with our 401(k) Profit Sharing Plan.

     (4) Mr.  Gilbert was appointed  Acting Chief  Executive  Officer on June 6,
2002.

     (5) After leaving us in 1998, Mr. Anderson rejoined us in March 2001 as Vice President, Supply Chain Management & Materials. He became Vice President and General Manager, Newark Operations in September 2001, and on June 6, 2002, he became Chief Operating Officer. In March 2003, he was also appointed Vice President.

     (6) Mr. Davis joined us in March 2003 as Vice President, Chief Financial Officer and Controller.

Options and Stock Appreciation Rights
-------------------------------------

     We grant options to our officers and employees under our 2001 Stock Option and Incentive Plan. The following tables show for the fiscal year ended September 30, 2003, certain information regarding options granted to, exercised by and held at year-end by the Named Executive Officers.


                          OPTION GRANTS IN FISCAL 2003

                                                                                                        Potential Realizable Value
                                                                                                        at Assumed Annual Rates
                                                                                                        of Stock Price Appreciation
                                                Individual Grants                                       for Option Term (1)
                        --------------------------------------------------------------------------      ----------------------------
                                                Percent of Total
                        Number of Securities    Options Granted to      Exercise or
                        Underlying Options      Employees in Fiscal     Base Price      Expiration
Name                    Granted (#)             2003(2)                 ($/Share)(3)    Date(4)            5%($)         10%($)
----------------        --------------------    -------------------     ------------    ----------        -------      ---------
W. Barry Gilbert        275,000                 44.847%                 $0.95           3/31/09           $85,250       $195,250
                        100,000                 16.308%                 $0.09           1/09/08           $ 3,000       $  6,000

Bill R. Anderson         60,000                  9.785%                 $0.95           8/11/08           $16,200       $ 36,600

Brian H. Davis           40,000                  6.523%                 $0.21           3/16/10           $ 3,600       $  8,400


     (1)  The  potential   realizable  value  portion  of  the  foregoing  table
illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on our shares over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of our stock price over the term of the options granted in Fiscal 2003. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the our future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over various periods.

     (2) Percentage indicated is based upon a total of 613,000 options granted to employees, including the Named Executive Officers.

     (3) The option exercise price per share is 100% of the fair market value of our shares on the date of grant and may be paid in our shares which are owned by the executive officer, in cash, or by a combination of these methods.

     (4) Mr. Gilbert's option for 275,000 shares becomes vested and exercisable in five equal installments at such times as the closing price of the shares equals or exceeds $1.50, $2.00, $3.00, $4.00 and $5.00 per share for 30 consecutive days respectively, between August 12, 2003 and August 12, 2006. If the closing price does not reach the specified performance targets prior to August 12, 2006, the option will become fully vested and exercisable after September 30, 2008 and maybe exercised from October 1, 2008 until March 31, 2009, at which time it expires. In addition, no portion of the option will vest unless Mr. Gilbert is our Chief Executive Officer at the time of the vesting of such portion. At September 30, 2003, no portion of the option had vested.

     Mr. Gilbert's option for 100,000 shares vests in two equal installments on January 10, 2003 and January 10, 2004.

     Mr. Anderson's options for 60,000 shares vests in three equal installments on August 12, 2004, August 12, 2005 and August 12, 2006.

     Mr. Davis' options for 40,000 shares vests in four equal installments on March 17, 2003, March 17, 2004, March 17, 2005 and March 17, 2006.

                 AGGREGATED OPTION EXERCISES IN FISCAL 2003AND
                       FISCAL 2003 YEAR-END OPTION VALUES

                                                                                                   Value of Unexercised
                                                        Number of Securities Underlying                In-the-Money
                                                              Unexercised Options                      Options At
                                                             At September 30, 2003 (#)            September 30, 2003($)(1)
                                                         --------------------------------          -------------------------
                  Shares Acquired         Value
Name              on Exercise (#)         Realized ($)       Exercisable    Unexercisable           Exercisable      Unexercisable
-------------     ----------------        ------------       -----------    -------------           -----------      -------------
W. Barry Gilbert        0                       0               62,334          326,666                 53,934          93,466

Bill R. Anderson        0                       0              115,000          115,000                 80,150          37,650

Brian H. Davis          0                       0               10,000           30,000                  8,900          26,700


     (1) The closing price for our shares as reported in the Over the Counter Bulletin Board on September 30, 2003 was $1.10. Value is calculated on the basis of the difference between the option price and $1.10 multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the shares subject to the option exceeds the option price.

Securities Authorized for Issuance under Equity Compensation Plans
------------------------------------------------------------------

     The following table sets forth information concerning the Company's equity compensation plans as of September 30, 2003.


                                                                                                Number of Securities
                                                                                                remaining available for
                                                                                                future issuance under
                        Number of Securities to be              Weighted-average exercise       equity compensation plans
                        issued upon exercise of outstanding     price of outstanding options,   (excluding securities
Plan Category           options, warrants and rights            warrants and rights             reflected in column (a))
-------------           -----------------------------------     -----------------------------   ------------------------
                                        (a)                                  (b)                           (c)
Equity compensation
plans approved by
security holders                    1,310,800                               $1.25                       242,916

Equity compensation
plans not approved
by security holders                     -                                    N/A                            -
                                    ----------                            ----------                   ----------
Total                               1,310,800                               $1.25                       242,916



Employment, Severance and Change in Control Arrangements
--------------------------------------------------------

     On March 17, 2003, we entered into a letter agreement with Brian H. Davis to serve as our Chief Financial Officer and Controller. We agreed to compensate him at an annual salary of $115,000 and he will receive a hiring bonus of $30,000 payable after January 1, 2004. Further, we agreed to grant to Mr. Davis an option to purchase 40,000 shares of our common stock vesting in four equal annual installments, with the first installment vesting on the date of grant (March 17, 2003). The exercise price was $0.21 per share, the fair market value of our shares on the date of grant. In the event we terminate Mr. Davis without cause, Mr. Davis will receive his base salary and health benefits for a period of six months.

     Our 2001 Stock Option and Incentive Plan provides that upon a change in control, unless the board otherwise determines, all outstanding options will immediately become fully vested and exercisable.

Certain Transactions
--------------------

     On June 6, 2002, Thomas W. Lovelock resigned as President, Chief Executive Officer and as a director. Pursuant to the terms of a Severance Agreement dated June 6, 2002 between Mr. Lovelock and us, as modified by a supplemental agreement dated December 6, 2002, we paid Mr. Lovelock his salary and benefits through August 20, 2002, the expiration date of his employment agreement, and agreed to pay him an aggregate amount equal to six months of his base salary, said amount to be paid in installments, with the final installment to be paid on September 27, 2003. Of said amount, $20,769 was paid in Fiscal 2002 and $140,192 was paid in Fiscal 2003. No further payments are owing to Mr. Lovelock. In addition, we continued to provide Mr. Lovelock with health insurance coverage through October 1, 2003 (Mr. Lovelock paid the standard "employee" portion of the premium effective May 1, 2003) and with life and accident, death and disability insurance through March 31, 2003. Certain obligations in Mr. Lovelock's prior employment agreement relating to confidentiality remain in effect in accordance with their terms, but we released Mr. Lovelock from the non-competition provisions contained in his employment agreement.

     As part of the new financing arrangements we entered into on January 14, 2003, our lenders required that our directors provide us with a cash infusion aggregating $100,000. Three of our directors (Messrs. Moulton, Rowe and Vigdor) purchased from us an aggregate of 249,999 shares of our common stock for an aggregate consideration of $50,000 or $0.20 per share. The closing price of our shares in the Over-the-Counter Bulletin Board on January 14, 2003, the date of purchase, was $0.10 per share. Three of our directors (Messrs. Gilbert, Beaubien and Kidd) loaned us an aggregate of $50,000. The loans were evidenced by our subordinated promissory notes bearing interest at the rate of 7% per annum and with principal to be repaid upon the sale of our plant located in Edinburg, Texas. When the Texas facility was sold on February 28, 2003, the loans were repaid. An aggregate of $437 was paid in interest.

     Justin L. Vigdor, a director and our Assistant Secretary, is senior counsel to Boylan, Brown, Code, Vigdor & Wilson, LLP, and Martin S. Weingarten, our Corporate Secretary, is of counsel to that firm, which provided legal services to us in Fiscal 2003.

     We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for in those agreements, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as one of our directors, officers or other agents, and otherwise to the fullest extent permitted under Delaware law and our bylaws.

     Any transactions we enter into with our officers, directors, affiliates or controlling stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties, and must be approved by a majority of our directors, including a majority of our independent disinterested directors.


                          CORPORATE PERFORMANCE GRAPH

     The following graph and table show a comparison of cumulative total stockholder return for our common stock, the NASDAQ Market Index and a Peer Group Index for the year indicated as prescribed by SEC rules.

                   COMPARISON OF CUMULATIVE TOTAL RETURN (1)
                          AMONG IEC ELECTRONICS CORP.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX (2)

                9/30/1998       9/30/1999       9/30/2000       9/30/2001       9/30/2002       9/30/2003
                ---------       ---------       ---------       ---------       ---------       ---------
IEC              100.00           52.50           41.87           14.20           2.00            22.00
NASDAQ           100.00          162.13          216.83           88.49          69.20           105.50
Peer Index       100.00          214.04          450.66          136.08          64.06
134.74


     (1) Assumes $100 invested on September 30,1998, in our common stock, the NASDAQ Market Index, and our constructed Peer Group Index.

     (2) We constructed a Peer Group consisting of Solectron Corp., Sanmina-SCI Corporation, Plexus Corp., and Benchmark Electronics Inc.

     The information contained in the above Performance Graph and table shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

               REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

     The compensation committee is comprised of three non-employee directors of our board, Messrs. Beaubien, Rowe and O'Flanagan. Mr. O'Flanagan became a member of the committee in March 2003. The committee is responsible for setting and administering policies governing compensation of executive officers.

     The goals of our compensation policy are (i) to support the attainment of our long and short-term strategic and financial objectives; (ii) to provide a competitive total compensation program that enables us to attract, motivate and retain the key executives needed to accomplish our goals; (iii) to provide variable compensation opportunities that are directly related to our performance; (iv) to align executive compensation with growth in stockholder value; and (v) to recognize and reward executives for their contributions and commitment to our growth and profitability. We believe this policy is generally best accomplished by providing a competitive total compensation package, a significant portion of which is variable and at risk and related to established performance goals.

     To assist us in developing and maintaining a competitive level of compensation, in Fiscal 2003 we utilized the services of an independent compensation consultant who provided us with an analysis of compensation information for companies similar in size and in our industry.

     Our compensation program for executive officers is comprised of the following key elements: base salary, annual cash incentives and equity based incentives. Salary and annual incentive payments are mainly designed to reward current and past performances. Equity based incentives are primarily designed to provide strong incentives for long-term future performance. The components of the compensation program for executives are described below.

Base Salary
-----------

     Base salaries and increases for executive officers, other than for the Chief Executive Officer, are determined by the Chief Executive Officer within the guidelines established by the committee and are based upon the officer's current performance, experience, the scope and complexity of his position and the external competitive marketplace for comparable positions at peer companies. Base salaries are normally reviewed annually. In structuring the compensation package, it has been our policy to emphasize bonuses based upon our performance rather than increases in base salary. Accordingly, the base salaries of the executive officers generally remain below the market median. As a result of our economic and financial difficulties in Fiscal 2002 and in order to restore our financial stability and economic viability, it was necessary for us to reduce our costs, including, among other things, our payroll and compensation. Accordingly, in Fiscal 2002, the salaries of all employees, including executive officers, were reduced by 10%. Such salary reductions continued through all of Fiscal 2003.

Annual Incentive
----------------

     Recognizing that no salary adjustments were made in Fiscal 2003 and believing that we had achieved a turnaround by the end of Fiscal 2003 so that we were able to generate net income of $2.6 million as compared to a net loss of ($11.0) million in Fiscal 2002, the committee considered it appropriate to reward those officers and employees who were key to this achievement. We established a bonus pool of $196,500 which was distributed among 179 employees. The bonuses for the Named Executive Officers are set forth in the Summary Compensation Table.

Equity Based Incentives
-----------------------

     The committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Executive officers and other key employees receive grants of stock options pursuant to our 2001 Stock Option and Incentive Plan. Stock option grants are discretionary and reflect the current performance and continuing contribution of the individual to our success. The committee is responsible for determining, subject to the terms of the Plan, the individuals to whom grants should be made, the time of grants and the number of shares subject to each option. Stock options are granted with an exercise price equal to the fair market value of our shares on the day of grant. Any value received by the executive from an option grant depends completely upon increases in the price of our shares. Consequently, the full value of an executive's compensation package cannot be realized unless an appreciation in the price of the shares occurs over a period of years.

     There is no established grant cycle for executive officers; rather, grants are made on an intermittent basis reflecting a discretionary assessment of future contributions to our longer term growth and the need to provide a competitive retention incentive. For the fiscal year ending September 30, 2003, stock grants were made to the Named Executive Officers listed in the Summary Compensation Table and to most other employees.

Chief Executive Officer Compensation
------------------------------------

     Effective upon Mr. Gilbert's appointment as Acting Chief Executive Officer on June 6, 2002, the board established his salary at the rate of $2,500 per week. In accordance with the salary reductions effective for all employees as of July 12, 2002, Mr. Gilbert's salary was likewise reduced to $2278.89 per week (or $118,501 on an annual basis). There was no change in Mr. Gilbert's base salary in Fiscal 2003. Based upon the report from our outside compensation consultant, Mr. Gilbert's salary is 43.4% less than the market median.

     In Fiscal 2003, Mr. Gilbert received two bonuses aggregating $57,500. In January 2003, the board awarded Mr. Gilbert a special bonus in the amount of $30,000 and at the end of the fiscal year, at the same time bonuses were awarded to other officers and employees, he received a bonus in the amount of $27,500. When Mr. Gilbert's bonuses are added to his salary, his aggregate cash compensation ($176,001) is approximately 56% below the market median for total cash compensation.

     We granted two stock options to Mr. Gilbert in Fiscal 2003. We issued these options to Mr. Gilbert after a determination by our board that such options were appropriate and advisable in order to retain his services and in view of the fact that his salary is significantly below the mid-point of comparable data. The vesting and exercisability of one of his stock options (275,000 shares) is tied directly to the performance of our stock. For a description of his stock options, see "EXECUTIVE OFFICER COMPENSATION - Options and Stock Appreciation Rights."

     Mr. Gilbert receives no extra remuneration as a director or as chairman of the board.

Tax Considerations
------------------

     Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the Named Executive Officers to $1,000,000 each. However, compensation is exempt from this limit if it qualifies as "performance based compensation." The committee has carefully considered the impact of this tax code provision and our normal practice is to take such action as is necessary to preserve our tax deduction. Our 2001 Stock Option and Incentive Plan complies with the provisions of Section 162(m). Accordingly, any gains realized upon the exercise of stock options granted under the Plan will qualify as "performance-based compensation" and will be fully deductible by us. We believe that all of our compensation expense for Fiscal 2003 will be deductible for federal income tax purposes.

     Although we will continue to consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments are not deductible under Section 162(m). It is not expected that the compensation of any executive officer will exceed $1,000,000 in Fiscal 2004.

                                Compensation Committee:
                                        David J. Beaubien, Chairman
                                        Dermott O'Flanagan
                                        James C. Rowe

     The information contained in the above Compensation Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     The members of the compensation committee consist of Messrs. Beaubien (Chairman), O'Flanagan and Rowe. Each member is a non-employee director and does not have any direct or indirect material interest in or relationship with us outside of his position as director.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     SEC regulations require us to identify any one who filed a required report late during the most recent fiscal year. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2003, we believe that, during Fiscal 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Gilbert filed a late Form 4 with respect to his receipt of a stock option for 100,000 shares in January 2003 and Mr. Davis filed a late Form 3 to reflect his initial beneficial ownership of shares when he became an officer.

                             AUDIT COMMITTEE REPORT

Membership and Role of Audit Committee
--------------------------------------

     The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. The audit committee is comprised of Messers. Rowe, Beaubien and Kidd. Mr. Beaubien became a member of the committee in March 2003. Our board has adopted an amended and restated charter which is attached as Appendix A. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

     Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

Review of our Audited Financial Statements
------------------------------------------

     In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

     The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 71 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors' independence.

     The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors (and our board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

                                Audit Committee:
                                        James C. Rowe, Chairman
                                        David J. Beaubien
                                        Robert P.B. Kidd

     The information contained in the above Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The board, based on the recommendation of the audit committee, appointed Rotenberg & Co., LLP as our independent public accountants for Fiscal 2003.

Changes in Independent Auditors
-------------------------------

     The independent public accounting firm of Arthur Andersen, LLP was initially engaged as our auditors for the fiscal year ended September 30, 2002. On May 20, 2002, the board terminated the engagement of Arthur Andersen LLP as our independent auditors. Arthur Andersen's reports on our financial statements for each of the two fiscal years ended September 30, 2001 and 2000 (collectively, the "Prior Fiscal Periods") were qualified in their reference to the uncertainty of our ability to continue as a going concern. Except as set forth in the preceding sentence, such reports did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     There were no disagreements between us and Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures ("Disagreements") during either (i) the Prior Fiscal Periods or (ii) the period from October 1, 2001 through May 20, 2002 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of Arthur Andersen, LLP would have caused Arthur Andersen, LLP to make reference to the subject matter of the Disagreements in connection with its reports for the Prior Fiscal Periods and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. Arthur Andersen, LLP furnished a letter to the Securities and Exchange Commission stating that it agreed with the foregoing statements.

     Following a thorough evaluation process, the board appointed the firm of Rotenberg & Co., LLP as our independent auditors for the fiscal year ending September 30, 2002. We did not consult Rotenberg & Co., LLP with respect to either the Prior Fiscal Periods or the Interim Period as regards (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of any Disagreements or Reportable Events or any reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit Fees
----------

Fees to Arthur Andersen LLP
---------------------------

     The following fees were billed by Arthur Andersen LLP for professional services rendered in Fiscal 2002.

      Audit Fees                                                    $8,598
      Financial Information Systems Design and Implementation Fees     -0-
      All Other Fees                                                   -0-
Total Arthur Andersen LLP Fees                                      --------
                                                                    $8,598

     Audit Fees primarily represent amounts billed for the review of our Quarterly Report on Form 10-Q for the first quarter of Fiscal 2002.

Fees to Rotenberg & Co., LLP
----------------------------

     The following fees were billed by Rotenberg & Co., LLP for professional services rendered in Fiscal 2002 and Fiscal 2003.

                                             Fiscal 2002             Fiscal 2003
                                             -----------             -----------
      Audit Fees                             $105,000                $  70,000
      Financial Information Systems
      Design and Implementation Fees              -0-                      -0-
      All Other Fees                           12,000                   14,150
      Total Rotenberg & Co., LLP Fees        -----------             -----------
                                             $117,000                $  84,150

     Audit Fees primarily represent amounts billed for the audit of our annual consolidated financial statements for such fiscal years and the reviews of the financial statements included in our Forms 10-Q for such fiscal years.

     All Other Fees primarily include professional fees billed for tax services for such fiscal years.

     The audit committee has determined that the rendering of non-audit services by Rotenberg and Co., LLP is compatible with maintaining the auditor's independence.

     A representative of Rotenberg & Co., LLP is expected to attend the annual meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.


                By Order of the Board of Directors


                        Martin S. Weingarten,
                        Secretary
DATED: January 2, 2004
       Newark, New York


We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the Fiscal Year ended September 30, 2003 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing. Written requests should be made to: Brian H. Davis, Vice President and Chief Financial Officer, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

                                                                      APPENDIX A

                             IEC ELECTRONICS CORP.
                            AUDIT COMMITTEE CHARTER
                     (Amended and Restated August 19, 2003)

Purposes
--------

     The purposes of the Audit Committee (the "Committee") of the Board of Directors ("Board") of IEC Electronics Corp. (the "Company") are to (a) assist the Board in fulfilling its oversight responsibilities with respect to (i) the quality and integrity of the Company's financial statements and related disclosures, (ii) the Company's compliance with legal and regulatory requirements, including the Company's internal controls and procedures and the Company's disclosure controls and procedures, and (iii) the independent auditors' qualifications, independence and performance; and (b) prepare the Committee's report for inclusion in the Company's proxy statement for the annual meeting of stockholders in accordance with applicable rules and regulations.

Composition and Procedure
-------------------------

     1. Membership and Appoinment. The Committee shall be composed of three or more directors who shall be appointed by the Board in accordance with the by-laws of the Company. The members of the Committee shall serve at the pleasure of the Board for such term or terms as the Board may determine. The Board shall designate one of the members as Chairperson of the Committee.

     2. Independence and other Qualifications. Each Committee member must meet all applicable independence, financial literacy, experience, and other requirements of the primary trading market or securities exchange on which the Company's securities are traded (the "Relevant Stock Market"), (b) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and (c)
Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission ("SEC") and the Relevant Stock Market, as such requirements are interpreted by the Board in its business judgment. The Board shall endeavor to appoint at least one Committee member who has the experience and expertise sufficient to qualify as an "audit committee financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations, and the Company will make the disclosure required by the rules and regulations of the SEC with respect to such matter.

     3. Committee Meetings. The Committee shall meet in person or telephonically at least quarterly or more frequently as necessary to carry out its responsibilities under this Charter. The Committee Chairperson will, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, call, establish the agenda for, and supervise the conduct of, each Committee meeting. The Committee may also take any action permitted under this Charter by unanimous written consent. A majority of the number of Committee members selected by the Board will constitute a quorum for conducting business at a Committee meeting. The act of the majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company's certificate of incorporation or by-laws. The Committee shall keep accurate minutes of its meetings and shall present such minutes to the Board.

     4. Authority; Retention of Advisors. The Committee is empowered by the Board to take all appropriate action within the scope of its responsibilities as set forth in this Charter. The Committee shall have full and unrestricted access to all personnel, records, operations, properties and other informational sources of the Company as required to properly discharge its responsibilities. Further, the Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee shall also be empowered to retain outside counsel or persons having special competencies as necessary to assist the Committee in fulfilling its responsibilities. The Committee shall have the sole authority to determine and approve related fees and retention terms for any such advisors, who will be compensated by the Company.

5. Meetings with Management and Advisors. The Committee may request any officer or employee of the Company, or any representative of the Company's outside legal counsel or independent auditors, to attend a meeting or to meet with any members of, or advisors to, the Committee. The Committee shall meet with the Company's management and the independent auditors periodically in separate, private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.
                                       A-1

     6. Delegation. The Chairperson or any one or more members of the Committee, as designated by the Committee, may act on behalf of the Committee. Such person or persons, to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Such person or persons shall keep regular minutes of meetings and report the same to the Committee or Board when requested.

Duties and Responsibilities
---------------------------

     The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight responsibilities. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standards of the Relevant Stock Market.

     7. Oversight of Relationship with Independent Auditors.

     (a) Appointment and Oversight. The Committee shall be directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditors employed by the Company (including resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services for the Company. The independent auditors shall report directly to the Committee.

     (b) Pre-approval of Services.  In accordance with the  requirements of the
         Relevant   Stock  Market  and  any  other   applicable   legal  and
         regulatory requirements,   the  Committee  shall  pre-approve  all
         auditing services and permitted non-audit services to be provided by the independent auditors and the related fees, and shall establish policies and procedures for the pre-approval of such engagements. The Committee shall consider whether the provision of any such non-audit services is compatible with the independence of the independent auditors. The Committee may delegate to subcommittees consisting of one or more members the authority to grant preapprovals of permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting. The Committee may consult with management regarding these matters but may not delegate this authority to management. The Committee shall review with the lead audit partner whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditors.

     (c) Auditor Independence. In connection with the retention of the Company's independent auditors and the evaluation by the Committee of the qualifications, performance and independence of the independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the firm, including, among other things, information related to the non-audit services provided and expected to be provided by the firm to the Company. The Committee shall (i) ensure that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the firm and the Company consistent with Independence Standards Board Standard No. 1, (ii) actively engage in a dialogue with the auditors regarding any disclosed relationship or services that may impact the objectivity and independence of the auditors, and (iii) take appropriate action in response to the auditors' report to satisfy itself of the firm's independence. In connection with its evaluation of the auditors' independence, the Committee shall also review and evaluate the lead audit partner and shall ensure the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors in accordance with applicable law.

     (d) Quality Control of Auditors. The Committee shall obtain and review with the lead audit partner and, if the Committee deems it appropriate, a more senior representative of the independent auditors, annually or more frequently as the Committee considers appropriate, a report by the independent auditors describing: the independent auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry, review or investigation by governmental or professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditors, and any steps taken to deal with these issues; and (to assess the independent auditors' independence) all relationships between the independent auditors and the Company.

     (e) Hiring Employees of Auditors. The Committee shall establish policies for the hiring by the Company of current or former partners, principals, shareholders or professional employees of the independent auditors, which policies shall meet the requirements of applicable law and listing standards.

     (f) Statement of Fees. The Committee shall ensure that the independent auditors prepare and deliver annually a formal written statement of the fees billed in each of the last two fiscal years in a manner consistent with Item 9(e) of Regulation 14A (Proxy Rules) and the applicable rules and regulations of the SEC.

     8. Oversight of Financial Statements and Related Disclosures

     (a) Audit  Plan.  The  Committee   shall  meet  with  management  and  the
         independent auditors prior to the commencement of each annual audit to discuss the scope of the audit, the schedule, the procedures to be followed and the staffing of the audit.

     (b) Audited Financial Statements. The Committee shall review and discuss with management and the independent auditors the annual audited
         financial statements,   including  related  footnotes,  the  Company's
         disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the certifications and disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations prior to the filing with the SEC of the related Form 10-K and the independent auditors' report thereon.

     (c) Communications with Auditors. Prior to filing a report of the independent auditors with the SEC, the Committee shall also review and discuss with the independent auditors and management the reports from the independent auditors' covering:

        (i) all critical accounting policies and practices to be used; (ii) all material alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been
            discussed  with management,   including  the  ramifications  of  the
            use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; (iii) all other material written communications between the independent auditors and management, such as any engagement letter, independence letter, "management" or "internal control" letter issued or proposed to be issued, any management presentation letter, reports on observations and recommendations on internal controls, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any; (iv) all matters required to be discussed with the Committee by the independent auditors pursuant to Statement on Auditing Standards ("SAS") No. 61 relating to the conduct of the audit, including any difficulties with management encountered in performing the audit (such as restrictions on the scope of the independent auditors' activities or on its access to requested information) and any significant disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements; (v) all matters to be communicated to the Committee under generally accepted auditing standards, including the judgments of the independent auditors with respect to the quality, not just the acceptability, of the Company's accounting principles and underlying estimates in the financial statements;
            (vi) the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, and any special steps adopted in light of material internal control deficiencies or weaknesses; (vii) the effect of regulatory and accounting initiatives on the financial statements of the Company; and (viii) such other matters as the Committee deems appropriate.

            The Committee shall discuss with the independent auditors any disagreements between the independent auditors and management on financial reporting and shall decide all such unresolved disagreements.

     (d) Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs (b) and (c) above, and based on the disclosures received from the independent auditors regarding its independence and discussions with the auditors regarding such independence, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

    (e) Quarterly Financial Statements. The Committee, through its Chairperson or the Committee as a whole, shall review and discuss with management and the independent auditors the Company's quarterly financial results, the disclosures under "Management's Discussion and Analysis of Financial Condition and Results", all required management certifications and any items required to be communicated by the independent auditors under generally accepted auditing standards prior to the filing with the SEC of the related Form 10-Q.


     (f) Earnings Press Releases. The Committee, through its Chairperson or the Committee as a whole, shall review and discuss with management all press releases related to the Company's earnings, including the use of "pro forma" or adjusted non-GAAP information, as well as financial information and earnings guidance provided to financial analysts and others.

     9. Oversight of Controls and Procedures

     (a) Internal   Controls  and   Procedures.   The   Committee   shall  have
         responsibility for overseeing that management has implemented an effective system of internal controls and procedures that provide reasonable assurance regarding the reliability of the Company's financial reporting, the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company's compliance with applicable laws, regulations and Company policies.

        (i) The Committee shall review with management its evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the effectiveness of such internal controls and procedures, including any significan deficiencies in, or material non-compliance with, such controls and procedures. (ii) The Committee shall review and may take appropriate action with respect to any disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q with respect to (x) any significant deficiencies in the design or operation of internal controls or material weaknesses therein, (y) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls, and (z) whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls. (iii) The Committee shall discuss with the independent auditors the adequacy and effectiveness of the Company's internal controls and consider any recommendations for the improvement of such controls. (iv) The Committee shall review management's responses to the independent auditors' management letter recommendations for improving internal controls.

     (b) Disclosure Controls and Procedures. The Committee shall have responsibility for overseeing that management has implemented an effective system of disclosure controls and procedures that ensure that material information regarding the Company is made known to the Chief Executive Officer and the Chief Financial Officer by others.

        (i) On a quarterly basis, the Committee shall discuss with management the Company's disclosure controls and procedures. (ii) The Committee shall review and may take appropriate action with respect to any disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding their conclusions about the effectiveness of the Company's disclosure controls and procedures.
            (iii) The Committee shall review with the independent auditors, and any other outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures and consider any recommendations for the improvements of such controls. (iv) The Committee shall review management's responses to the independent auditors' management letter recommendations for improving disclosure controls.

     10. Other Powers and Responsibilities

     (a) Related Party Transactions. The Committee shall review related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

     (b) Risk Assessment and Management. The Committee shall periodically review and discuss with management and the independent auditors the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and guidelines.

     (c) Correspondence with Regulators. The Committee shall discuss with management and the independent auditors any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

      (d) Legal Matters. The Committee shall review with the Company's outside counsel legal matters that may have a material impact on the Company's financial statements or the Company's compliance policies or that may otherwise warrant the Committee's attention.



     (e) Complaints. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

     (f) Reports on Financial Statements. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

     (g) Board Reports. The Committee, through its Chairperson, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial
         statements,  the Company's compliance   with  legal  or  regulatory
         requirements,   the  performance  and independence  of the  Company's
         independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.
     (h) Code of Ethics. The Committee shall administer and oversee the Company's code of ethics and similar compliance programs to the extent delegated by the Board.

     (i) Other Activities. The Committee shall perform such other activities consistent with this Charter, the Company's by-laws, governing law, the rules and regulations of the Relevant Stock Market and such other requirements applicable to the Committee as the Committee or the Board deems necessary or appropriate.

     (j) Future Amendments to Charter. The Committee shall review and reassess this Charter annually and submit any recommended changes to the Board for its consideration. This Charter and any provision contained herein may be amended or repealed by the Board.

     Limitation of Audit Committee's Role
     ------------------------------------

     While the Committee has the authority, responsibilities and powers set forth in this Charter, its function is one of oversight and review. It is not the duty of the Committee to plan or conduct audits or to determine that the financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable legal, accounting and other requirements. These are the responsibilities of management and the independent auditors. In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such person or persons absent actual knowledge to the contrary.

                                      A-5

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

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PROXY CARD      PROXY CARD      PROXY CARD      PROXY CARD      PROXY CARD      PROXY CARD      PROXY CARD      PROXY CARD

                              IEC ELECTRONICS CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, JANUARY 21, 2004

     The  undersigned,  revoking  all prior  proxies,  hereby  appoints W. Barry
Gilbert and Justin L. Vigdor, and either one of them with full power of substitution, as proxy or proxies to vote for the undersigned, in the name of the undersigned, all of the Common Stock of IEC Electronics Corp. (the
"Company") of the undersigned, as if the undersigned were personally present and voting at the Company's Annual Meeting of Stockholders to be held at the office of the Company, 105 Norton Street, Newark, New York on January 21, 2004 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, upon the following matters:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED         Please Mark
STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR         Here for Address _
DIRECTORS SPECIFIED IN THE PROXY STATEMENT.                                                              Change or       [ ]
                                                                                                         Comments         -


1.  Election of seven (7) directors                                             2.  Transaction of such other business as may
                                                                                    properly come before the meeting or any
                                                                                    adjournment thereof.
    01 David J. Beaubien                FOR                     WITHHOLD
    02 W. Barry Gilbert        all nominees listed              AUTHORITY
    03 Robert P. B. Kidd       to the left (except as         to vote for all nominees
    04 Eben S. Moulton         marked to the contrary)        listed to the left
    05 Dermott O'Flanagan               __                         __
    06 James C. Rowe                   [__]                       [__]
    07 Justin L. Vigdor


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE, PLEASE STRIKE A LINE
THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                       Dated:           , 2004
                                                                             -----------------

                                                                       -----------------------
                                                                       Signature

                                                                       -----------------------
                                                                       Signature

                                                                       IMPORTANT:  Sign the Proxy exactly as your name or names
                                                                       appear on your Common Stock certificate; in the case of
                                                                       Common Stock held in joint tenancy, each joint tenant must sign. Fiduciaries should indicate their full titles and the capacity in which they sign.  Please complete, sign, date and return this Proxy promptly in the enclosed envelope.

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